UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012 (December 17, 2012)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 150

Minnetonka, MN 55305

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.

Effective December 18, 2012, Two Harbors Investment Corp. (“Two Harbors”) filed articles of amendment to its amended and restated charter. The purpose of the amendment was to increase its authorized shares of common stock (“Common Stock”), par value $0.01 per share, from 450,000,000 shares to 900,000,000 shares of Common Stock. As a result of the amendment, Two Harbors’ charter provides that Two Harbors has the authority to issue 950,000,000 shares of stock, consisting of 900,000,000 shares of Common Stock, and 50,000,000 shares of preferred stock, $.01 par value per share.

A copy of the articles of amendment are filed as Exhibit 99.1 and are incorporated herein by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2012, Two Harbors issued a press release announcing the appointment of Ms. Rebecca B. Sandberg as General Counsel, effective March 1, 2013. Two Harbors’ also announced its current General Counsel, Mr. Timothy O’Brien, will remain in his role until that date. Mr. O’Brien, who has served as General Counsel for Two Harbors since its inception in 2009, will also remain in his role as Partner and General Counsel for Pine River Capital Management L.P., the parent of the company’s external manager, and will also serve as General Counsel for Silver Bay Realty Trust Corp., a newly-formed public company that is managed by an affiliate of Pine River.

Ms. Sandberg has served as Deputy General Counsel and Secretary of Two Harbors since May 2012. Previously, from 2010 to 2012, she served as Two Harbors’ Senior Counsel. Before joining Two Harbors, Ms. Sandberg was a Senior Associate at Stoel Rives LLP from 2007 to 2010, and from 2006 to 2007 she was a Senior Associate at Fulbright & Jaworski LLP. Prior to that, Ms. Sandberg was an Associate at Lindquist & Vennum PLLP. She received a B.A. from the University of Minnesota in 1994 and a Juris Doctor from William Mitchell College of Law in 2000.

Two Harbors’ press release, dated January 18, 2012, regarding the appointment of Ms. Sandberg as General Counsel is attached as Exhibit 99.2 and incorporated herein in its entirety by this reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosures set forth in Item 3.03 above are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Articles of Amendment to Charter

99.2	Press Release Announcing Appointment of General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and Deputy General Counsel

Date: December 18, 2012